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                                                                 EXECUTION COPY


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                            ASSET PURCHASE AGREEMENT



                                     BETWEEN



                          BMJ MEDICAL MANAGEMENT, INC.


                                       AND



                    ORTHOPEDIC ASSOCIATES OF NEW JERSEY, P.A.






                        Effective as of November 1, 1997


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                                                   THIS ASSET PURCHASE AGREEMENT
                                        is entered  into as of November 26, 1997
                                        (the "Signature Date"), and effective as
                                        of November 1, 1997, between BMJ MEDICAL
                                        MANAGEMENT, INC., a Delaware corporation
                                        (the "Buyer"), and ORTHOPEDIC ASSOCIATES
                                        OF  NEW  JERSEY,   P.A.,  a  New  Jersey
                                        professional association (the "Seller").


          A. The Seller is engaged in the business (the "Subject Business") of providing orthopedic medical and surgical services and related medical and ancillary services to patients.


          B. The Buyer is engaged in the business of providing management, administrative, financial, marketing, information technology, and related services to professional medical organizations.

          C. The Seller desires to sell, transfer, convey and assign to the Buyer and the Buyer desires to purchase from the Seller, certain of the assets, properties, interests in properties and rights of the Seller used in the Subject Business upon the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereby agree as follows:

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                                   ARTICLE I
                   TRANSFER OF PURCHASED ASSETS, ASSUMPTION OF
                         LIABILITIES AND RELATED MATTERS

1.1   Transfer of Assets.

          On the terms and subject to the conditions of this Agreement, at the Closing (as hereinafter defined), the Seller shall sell, transfer, convey and assign to the Buyer, and the Buyer shall purchase, assume, and accept from the Seller, the following assets, properties, interests in properties and rights of the Seller (the "Purchased Assets"), as the same shall exist immediately prior to the Closing, free and clear of all Claims (as defined below) (except Permitted Liens (as defined below)):

          (a) the medical equipment owned by the Seller and listed on Schedule 1.1(a);

          (b) the furniture, furnishings, trade fixtures, and office equipment owned by the Seller and listed on Schedule 1.1(b);

          (c) the Seller's rights and interests under the equipment leases identified on Schedule 1.1(c), subject to the Buyer's assumption of the obligations accruing thereunder as provided in Section 1.3;

          (d) the supplies described on Schedule 1.1(d);

          (e) the deposits identified on Schedule 1.1(e); and

          (f) any additional items identified on Schedule 1.1 (f).

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1.2.  Assets Not Being Transferred.

          All assets, properties, interests in properties, and rights of the Seller not expressly identified in Section 1.1 or the Schedules referenced therein (the "Excluded Assets") are expressly excluded from the assets of the Seller being sold, assigned, or otherwise transferred to the Buyer.

1.3.   Liabilities Being Assumed.

          Except as otherwise provided herein and subject to the terms and conditions of this Agreement, simultaneously with the sale, transfer, conveyance and assignment to the Buyer of the Purchased Assets, the Buyer shall assume, and hereby agrees to pay when due, those liabilities accruing after the Closing Date (as hereinafter defined) under the equipment leases identified in Schedule 1.1(c) (the "Assumed Obligations"); provided, however, that any and all obligations and liabilities arising under any such lease as of or prior to the Closing Date and any and all obligations and liabilities arising out of or in connection with the Seller's breach of any such lease shall, in each case, remain the obligations and liabilities of the Seller.

1.4.   Liabilities Not Being Assumed.

          The Buyer is not assuming any liabilities or obligations of the Seller (fixed or contingent, known or unknown, matured or unmatured) whatsoever other than the Assumed Obligations. For convenience of reference, all liabilities and obligations of the Seller not being assumed by the Buyer are collectively referred to as the "Excluded Obligations." The Seller hereby agrees to pay all Excluded Obligations as and when such Excluded Obligations become due.

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1.5.   Instruments of Conveyance and Transfer, Etc.

          At the Closing, the Seller shall deliver (or cause to be delivered) to the Buyer such deeds, bills of sale, endorsements, assignments and other good and sufficient instruments of sale, transfer, conveyance and assignment as shall be necessary to sell, transfer, convey and assign to the Buyer, in accordance with the terms hereof, title to the Purchased Assets, free and clear of all Claims (except Permitted Liens), including, without limitation, the delivery of a Bill of Sale (the "Bill of Sale") substantially in the form of Exhibit A attached hereto. Simultaneously therewith, the Seller shall take all steps as may be reasonably required to put the Buyer in possession and operating control of the Purchased Assets.

                                   ARTICLE II

                           PURCHASE PRICE; ALLOCATION

2.1.   Purchase Price; Payment.

          The purchase price (the "Purchase Price") to be paid for the Purchased Assets shall equal Seventy Five Thousand Dollars ($75,000).

2.2.   Allocation of Purchase Price.

          The Purchase Price shall be allocated among the Purchased Assets in a statement (the "Statement of Allocation") reflecting the allocation set forth in
Schedule 2.2 attached hereto. The parties shall complete their respective tax returns for the period which includes the Closing Date in a manner that is consistent with the Statement of Allocation.

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                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.1.   Representations and Warranties of the Seller.

          The Seller hereby represents and warrants to the Buyer, as of the Signature Date, as follows:

               (a) Organization; Good Standing; Qualification and Power. The Seller is a professional association duly formed, validly existing and in good standing under the laws of the State of New Jersey and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted, to execute and deliver this Agreement and the Bill of Sale, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Seller has delivered to the Buyer a true and correct copy of its Certificate of Incorporation and By-laws (collectively the "Governance Documents") as in effect on the date hereof.

               (b) Authority. The execution, delivery and performance of this Agreement and the Bill of Sale and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Seller. This Agreement and the Bill of Sale have been duly and validly executed and delivered by the Seller and constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. Neither the execution, delivery or performance by the Seller of this Agreement or the Bill of Sale nor the consummation by the Seller of the transactions contemplated hereby or thereby, nor compliance by the Seller with any provision hereof or thereof will (i) conflict with or result

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in a breach of any provision of the Governance Documents of the Seller, (ii)
cause a default (with due notice, lapse of time or both), or give rise to any right of termination, cancellation or acceleration, under any of the terms, conditions or provisions of any note, bond, lease, mortgage, indenture, license or other instrument, obligation or agreement to which the Seller is a party or by which it or any of its respective properties or assets may be bound or (iii) violate any law, statute, rule or regulation or order, writ, judgment, injunction or decree of any court, administrative agency or governmental body applicable to the Seller or any of its respective properties or assets. Except as set forth on Schedule 3.1(b), no permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required in connection with the execution, delivery or performance by the Seller of this Agreement or the Bill of Sale or the consummation of the transactions contemplated hereby or thereby.

               (c) Title to Assets, Properties, Interests in Properties and Rights and Related Matters.

                  (i) The Seller has good and valid title to all of the Purchased Assets, free and clear of all security interests, judgments, liens, pledges, claims, charges, escrows, encumbrances, easements, options, rights of first refusal, rights of first offer, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings or obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money (collectively, "Claims"), of any kind or character, except for (A) those Claims set forth on Schedule 3.1(c) and (B) Permitted Liens.

                  (ii) There does not exist any condition which materially interferes with the economic value or use (consistent with the Seller's past practice) of any tangible personal property included in the Purchased Assets and such property is in

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good operating condition and repair, reasonable wear and tear excepted.

                  (iii) The Seller has the complete and unrestricted power and the unqualified right to sell, transfer, convey and assign, and the Seller is hereby selling, transferring conveying and assigning to the Buyer, the Purchased Assets, and this Agreement and the Bill of Sale are sufficient to sell, transfer, convey and assign to the Buyer all right, title and interest of the Seller in and to the Purchased Assets, free and clear of all Claims (other than Permitted Liens) and to vest in the Buyer good and valid title thereto.

                  (iv) As used in this Agreement, "Permitted Liens" shall mean
(A) any lien for current taxes not yet due and payable, (B) liens of carriers, warehousemen, mechanics and materialmen created in the ordinary course of the Subject Business for amounts not yet due and payable which do not materially detract from the value or impair the use of any property or assets, (C) in the case of Purchased Assets, liens incurred in the ordinary course of the Subject Business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits and (D) statutory landlord liens securing rents not yet due and payable.

               (d) Litigation. Except as set forth on Schedule 3.1(d), there are no (i) actions, suits, claims, investigations or legal or administrative or arbitration proceedings pending or, to the best knowledge of the Seller, threatened against the Seller, the Purchased Assets or the Subject Business,

whether at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality or (ii) judgments, decrees, injunctions or orders of any court, governmental department, commission, agency, instrumentality or arbitrator against the Seller or

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affecting the Purchased Assets or the Subject Business. The Seller has delivered to the Buyer all documents and correspondence relating to matters referred to in said Schedule 3.1(d).

               (e) Compliance; Governmental Authorizations. The Seller has complied in all material respects with all applicable Federal, state, local or foreign laws, ordinances, regulations and orders. None of such licenses and permits shall be affected in any material respect by the transactions contemplated hereby.

               (f) Disclosure. Neither this Agreement (including the Exhibits and Schedules attached hereto), the Bill of Sale nor any other document, certificate or written statement furnished to the Buyer by or on behalf of the Seller in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

3.2.   Representations and Warranties of the Buyer.

          The Buyer represents and warrants to the Seller, as of the Signature Date, as follows:

               (a) Organization, Good Standing and Power. The Buyer (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as now being conducted, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

               (b) Authority. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly

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authorized by all necessary corporate action on the part of the Buyer. This
Agreement has been duly and validly executed and delivered by the Buyer, and constitute legal, valid and binding obligations of the Buyer, enforceable in accordance with their respective terms except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. Neither the execution, delivery or performance by the Buyer of this Agreement nor the consummation by the Buyer of the transactions contemplated hereby, nor compliance by the Buyer with any provision hereof, will (i) conflict with or result in a breach of any provisions of the Certificate of Incorporation or By-laws of the Buyer, (ii) cause a default (with due notice, lapse of time or both), or give rise to any right of termination, cancellation or acceleration, under any of the terms, conditions or provisions of any material note, bond, lease, mortgage, indenture, license or other instrument, obligation or agreement to which the Buyer is a party or by which it or any of its properties or assets is or may be bound or (iii) violate any law, statute, rule or regulation or order, writ, judgment, injunction or decree of any court, administrative agency or governmental body applicable to the Buyer or any of its properties or assets. Except as set forth on Schedule 3.2(b), no permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required in connection with the execution, delivery or performance by the Buyer of this Agreement or the consummation by the Buyer of the transactions contemplated hereby.

                                      -9-

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                                   ARTICLE IV

                              CONDITIONS TO CLOSING

4.1.   Conditions to Each Party's Obligations.

          The obligations of the Seller to sell the Purchased Assets, and of the Buyer to purchase the Purchased Assets, are subject to the satisfaction of the following conditions unless waived in writing (to the extent such conditions can be waived) by the Seller or the Buyer, as applicable:

               (a) Legal Action. No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions contemplated hereby shall have been issued by any Federal or state court and remain in effect. Each party agrees to use its best efforts to have any such injunction or order lifted.

               (b) Legislation. No Federal, state, local or foreign statute, rule or regulation shall have been enacted which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement or any of the conditions to the consummation of such transactions.

               (c) Related Agreements. Each of the related agreements identified in Section 4.4 hereof (collectively, the "Related Agreements") shall have been fully executed and delivered prior to or at the Closing by all of the parties required to execute and deliver such agreements.

4.2.   Conditions to Obligations of the Buyer.

          The obligation of the Buyer to purchase the Purchased Assets is subject to the satisfaction of the following conditions unless waived in writing (to the extent such conditions can be waived) by the Buyer:


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               (a) Representations and Warranties. The representations and warranties of the Seller set forth in Section 3.1 shall in each case be true and correct in all material respects as of the Closing Date and as of the Signature Date as though made at and as of the Signature Date.

               (b) Performance of Obligations. The Seller shall have performed all obligations required to be performed by it under this Agreement prior to and at the Closing.

               (c) Authorization. All action necessary to authorize the execution, delivery and performance of this Agreement and the Bill of Sale by the Seller and the consummation of the transactions contemplated hereby and thereby shall have been duly and validly taken by the Seller and the Seller shall have full power and right to consummate the transactions contemplated hereby and thereby.

               (d) Consents and Approvals. The Seller shall have delivered to the Buyer duly executed copies of (i) consents to the assignment of the equipment leases listed on Schedules 1.1(c) and (ii) all other approvals, if any, required by this Agreement or the Schedules, in each case in form and substance satisfactory to the Buyer and counsel to the Buyer.

               (e) Government Consents, Authorizations, Etc. All consents, authorizations, orders or approvals of, and filings or registrations with, any Federal, state, local or foreign governmental commission, board or other regulatory body which are required for or in connection with the execution and delivery by the Seller of this Agreement and the Bill of Sale and the consummation by the Seller of the transactions contemplated hereby and thereby shall have been obtained or made.

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4.3.   Conditions to Obligations of the Seller.

          The obligation of the Seller to sell the Purchased Assets to the Buyer is subject to the satisfaction of the following conditions unless waived in writing (to the extent such conditions can be waived) by the Seller:

               (a) Representations and Warranties. The representations and warranties of the Buyer set forth in Section 3.2 shall in each case be true and correct in all material respects as of the Closing Date and as of the Signature Date as though made at and as of the Signature Date.

               (b) Performance of Obligations. The Buyer shall have performed all obligations required to be performed by it under this Agreement prior to and at the Closing.

               (c) Authorization. All action necessary to authorize the

execution, delivery and performance of this Agreement by the Buyer and the consummation of the transactions contemplated hereby shall have been duly and validly taken by the Buyer.

               (d) Government Consents, Authorizations, Etc. All consents, authorizations, orders or approvals of, and filings or registrations with, any Federal, state, local or foreign governmental commission, board or other regulatory body which are required for or in connection with the execution and delivery by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby shall have been obtained or made.

4.4.   Related Agreements.

          The Related Agreements referred to in this Agreement consist of the Bill of Sale executed by the Seller.

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                                   ARTICLE V

                                    CLOSING

5.1.   Date.

          The closing (the "Closing") for the consummation of the transactions contemplated by this Agreement shall be deemed to have taken place at 12:01 a.m. on November 1, 1997 (the "Closing Date"), irrespective of the actual date(s) and time(s) that all of the documents required hereunder are executed and delivered.

5.2.   Closing Transactions.

          At the Closing, the parties shall take the actions and deliver the documents identified in this Section 5.2. The Closing shall not be deemed to have taken place, and the transactions contemplated by this Agreement shall not be deemed to have been consummated, unless all of the closing transactions identified in this Section 5.2 have been completed or waived in writing by the parties.

               (a) The Seller shall deliver to the Buyer an executed copy of the Bill of Sale;

               (b) The Buyer shall deliver to the Seller the Purchase Price payable by cashier's check or wire transfer of funds to an account designated in writing by the Seller;

               (c) The Seller shall deliver to the Buyer a copy of the resolutions of the Seller authorizing the transactions contemplated hereby, accompanied by a certificate of the Seller stating that such resolution has been duly adopted in accordance with the Seller's Governance Documents; and

               (d) The Buyer shall deliver to the Seller a copy of the resolutions of the Buyer authorizing the transactions contemplated hereby, accompanied by a certificate of the Buyer


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                                      -13-

stating that such resolutions have been duly adopted in accordance with the Buyers governance documents.

                                   ARTICLE VI

                                 INDEMNIFICATION

6.1.   Definitions.

          As used in this Agreement, the following terms shall have the following meanings:

               (a) "Affiliate", as to any person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such person.

               (b) "Buyer Indemnification Event" shall mean the following:

                  (i) (A) the untruth, inaccuracy or breach of any representation or warranty of the Seller contained in this Agreement, any Schedule or Exhibit attached hereto or the Bill of Sale or any certificate delivered by the Seller in connection herewith (or any facts or circumstances constituting any such untruth, inaccuracy or breach) or (B) the breach of any agreement or covenant of the Seller contained in this Agreement or the Bill of Sale.

                  (ii) the assertion against any Buyer Indemnified Person of any liability or obligation arising from, relating to, or in any way connected with the operation of the Subject Business at any time prior to the Closing;

                  (iii) the assertion against any Buyer Indemnified Person of any liability or obligation arising from,

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relating to, or in any way connected with any Excluded Obligation; and

                  (iv) any non-compliance by the Seller with the "bulk sales laws" of the State of New Jersey to the extent that such laws may be applicable to the transactions contemplated hereby.

               (c) "Buyer Indemnified Persons" shall mean and include the Buyer, its Affiliates and their respective officers, directors, and employees.

               (d) "Indemnified Persons" shall mean the Buyer Indemnified Persons or the Seller Indemnified Persons, as the case may be.

               (e) "Indemnifying Person" shall mean the Buyer or the Seller, as the case may be.

               (f) "Losses" shall mean any and all losses, claims, damages, liabilities, expenses (including reasonable attorneys' and accountants' fees), assessments, tax deficiencies and taxes (including interest or penalties thereon) sustained, suffered or incurred by any Indemnified Person arising from any matter which is the subject of indemnification under Section 6.2.

               (g) "Seller Indemnification Event" shall mean (i) the untruth, inaccuracy or breach of any representation or warranty of the Buyer contained in this Agreement, any Schedule or Exhibit attached hereto or any certificate delivered by the Buyer in connection herewith (or any facts or circumstances constituting any such untruth, inaccuracy or breach) or (ii) the breach of any agreement or covenant of the Buyer contained in this Agreement.

               (h) "Seller Indemnified Persons" shall mean and include the Seller and its shareholders, directors, officers, and employees.

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6.2.   Indemnification Generally.

               (a) The Seller shall indemnify, defend and hold harmless the Buyer Indemnified Persons, and each of them, from and against any and all Losses resulting from Buyer Indemnification Events.

               (b) The Buyer shall indemnify, defend and hold harmless the Seller Indemnified Persons, and each of them, from and against any and all Losses resulting from Seller Indemnification Events.

               (c) In no event shall the Seller's or the Buyer's aggregate liability for Buyer Indemnification Events or Seller Indemnification Events, as the case may be, exceed the amount of the Purchase Price set forth in Section 2.1.

6.3.   Assertion of Claims.

          No claim, demand, suit or cause of action shall be brought under
Section 6.2 unless the Indemnified Persons, or any of them, give the Indemnifying Person written notice of the existence of any such claim, demand, suit or cause of action, stating with particularity the nature and basis of said claim, and the amount thereof, to the extent known, and providing to the extent reasonably available all written documentation relating thereto. Such written notice shall be delivered to the Indemnifying Person as soon as practicable upon receipt of actual knowledge of such claim, demand, suit or cause of action; provided, however, that the failure to provide such written notice shall not affect the Indemnified Persons' right to indemnification hereunder if failure to provide such written notice does not materially adversely affect the Indemnifying Person. Upon the giving of such written notice as aforesaid, the Indemnified Persons, or any of them, shall have the right to commence legal proceedings subsequent to the applicable survival date, if any, for the enforcement of their rights under Section 6.2.

6.4.   Notice and Defense of Third Party Claims.

               (a) In the event any action, suit or proceeding is brought by a third party against an Indemnified Person, with respect to which an Indemnifying Person may have liability under Section 6.2, the action, suit or proceeding shall, upon the written agreement of the Indemnifying Person that it is obligated with respect to such action, suit or proceeding, be defended (including all proceedings on appeal or for review which counsel for the defendant shall deem appropriate) and, unless otherwise provided below, controlled by such Indemnifying Person. The Indemnified Persons shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Persons, unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Person in connection with the defense of such action, suit or proceeding, (ii) the Indemnifying Person shall fail actively and diligently to defend such action, suit or proceeding, (iii) the Indemnified Persons shall have reasonably concluded that such action, suit or proceeding involves to a significant extent matters beyond the scope of the indemnity agreement contained in Section 6.2 or (iv) the Indemnified Persons shall have reasonably concluded that there may be one or more legal or equitable defenses available to the Indemnified Persons which are different from or additional to those available to the Indemnifying Person, in any of which events the Indemnifying Person shall not have the right to direct the defense of such action, suit or proceeding on behalf of the Indemnified Persons and that portion of any fees and expenses of counsel related to matters covered by the indemnity agreement and contained in
Section 6.2 shall be borne by the Indemnifying Person. The Indemnified Persons shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not they are so represented. The Indemnifying Person shall make available to the Indemnified Persons and their attorneys and accountants all books and records of the Indemnifying Person relating to such action, suit or proceeding and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

               (b) The Indemnifying Person shall not make any settlement of any action, suit or proceeding without the written consent of the Indemnified Persons, which consent shall not be unreasonably withheld; provided, however, that in the event the Indemnified Persons refuse to consent to a settlement acceptable to the Indemnifying Person which is capable of settlement by the payment of money only and the Indemnifying Persons shall demonstrate to the reasonable satisfaction of the Indemnified Persons their ability to pay such amount, the Indemnifying Person may pay the amount of the proposed settlement to the Indemnified Persons and shall thereupon be released from any further liability with respect to such action, suit or proceeding.

6.5.   Survival of Representations, Warranties and Covenants.

          The representations and warranties of the Seller contained in Section
3.1 and the representations and warranties of the Buyer contained in Section 3.2 shall survive the Closing and shall terminate forty-five (45) days following the second anniversary of the Signature Date; provided, however, that the representations and warranties of the Seller set forth in Sections 3.1(a), 3.1(b), 3.1(c) and 3.1(e), and the representations and warranties of the Buyer set forth in Sections 3.2(a) and 3.2(b), shall survive the Closing and remain in full force and effect until the expiration of the statute of limitations, if any, applicable to the matters set forth therein (and indefinitely, if none).

                                   ARTICLE VII

                       AMENDMENT, MODIFICATION AND WAIVER

          This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties. The waiver by one party of the performance of any covenant, condition or promise shall not invalidate this Agreement, nor shall it be considered as a waiver by such party of any other covenant, condition or promise. The delay in pursuing any remedy or in insisting upon full performance for any breach or failure of any covenant, condition or promise shall not prevent a party from later pursuing any remedies or insisting upon full performance for the same or any similar breach or failure.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1.   Transfer Taxes, Etc.

          The Seller shall pay all sales, use and excise taxes and all registration, recording or transfer taxes which may be payable in connection with the transactions contemplated by this Agreement.

8.2.   Entire Agreement.

          This Agreement (including the recitals hereof and the Schedules and the Exhibits attached hereto), together with the Related Agreements referenced herein, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements, representations, warranties and understandings, either oral or written, between the parties with respect thereto.

8.3.   Descriptive Headings.

          Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

8.4.   Notices.

          All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by telecopier, nationally-recognized overnight courier, or certified mail, postage prepaid, return receipt requested, addressed as follows:

               (a) if to the Buyer, to:

                   BMJ Medical Management, Inc.
                   4800 North Federal Highway, Suite 104D
                   Boca Raton, Florida  33431
                   Attention:  President
                   Telecopier: (561) 391-1389;

                   with a copy to:

                   O'Sullivan Graev & Karabell, LLP
                   30 Rockefeller Plaza
                   New York, New York  10112
                   Attention:  Jeffrey S. Held, Esq.
                   Telecopier: (212) 408-2420; and

               (b) if to the Seller, to:

                   Orthopedic Associates of New Jersey, P.A.
                   Freehold Office Plaza
                   BLDG 1
                   4247 Route 9 North
                   Freehold, New Jersey 07727
                   Attention:  Cary Skolnick, M.D.
                   Telecopier: (908) 780-7404;

                   with a copy to:

                   Brach, Eichler, Rosenberg, Silver, Bernstein,
                     Hammer & Gladstone
                   101 Eisenhower Parkway
                   Roseland, New Jersey 07068
                   Attention: Todd Brower, Esq.
                   Telecopier: (973) 228-7852;

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered if personally delivered or sent by telecopier, (ii) on the Business Day after dispatch if sent by nationally-recognized, overnight courier and (iii) on the fifth Business Day after dispatch, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the State of New Jersey are not required to be open.

8.5.   Counterparts.

          This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

8.6.   Confidentiality.

          Each party hereto will hold and will cause its consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all documents and information concerning the other party furnished it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (i) in the public domain through no fault of such party, or (ii) lawfully acquired from other sources by the party to which it was furnished), and each party will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement. If the transactions contemplated by this Agreement are not consummated, such confidence shall be maintained except to the extent such information comes into the public domain through no fault of the party required to hold it in confidence, and such information shall not be used to the detriment of, or in relation to any investment in, the other party and all such documents (including copies thereof) shall be returned to the other party immediately upon the written request of such other party.

8.7.   Bulk Sales Compliance.

          The Buyer hereby waives compliance by the Seller with the provisions of the "bulk sales laws" of any state which may be applicable to the transactions contemplated hereby; provided, however, that the Seller shall indemnify the Buyer in connection with such noncompliance to the extent provided in Article 6 hereof.

8.8.   Governing Law.

          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey without giving effect to the laws and principles thereof, or of any other jurisdiction, which would direct the application of the laws of another jurisdiction.

8.9.   Attorneys' Fees.

          In the event of any dispute or controversy arising out of or relating to this Agreement, the prevailing party shall be entitled to recover from the other party all costs and expenses, including attorneys' fees and accountants' fees, incurred in connection with such dispute or controversy.

8.10.  Benefits of Agreement.

          The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Anything contained herein to the contrary notwithstanding, this Agreement shall not be assignable by any party without the consent of the other party hereto, and any purported assignment without such consent shall be null and void.

8.11.  Pronouns.

          As used herein, all pronouns shall include the masculine, feminine, neuter, singular and plural thereof whenever the context and facts require such construction.

                                     * * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Asset Purchase Agreement to be executed on its behalf effective as of the day and year first above written.

                                       BMJ MEDICAL MANAGEMENT, INC.



                                       By:
                                          ----------------------------
                                          Name:
                                          Title:



                                       ORTHOPEDIC ASSOCIATES OF NEW JERSEY, P.A.



                                       By:
                                          ------------------------------
                                          Name:
                                          Title: